UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018 (January 21, 2018)

Juno Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36781	46-3656275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Dexter Avenue North, Suite 1200

Seattle, Washington 98109

(Address of principal executive offices, including zip code)

(206) 582-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 21, 2018, Celgene Corporation, a Delaware corporation (“Celgene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Juno Therapeutics, Inc., a Delaware corporation (“Juno”), and Blue Magpie Corporation, a Delaware corporation and a wholly owned subsidiary of Celgene (“Purchaser”), pursuant to which, among other things, subject to the terms and conditions of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) for all of the outstanding shares of common stock of Juno Therapeutics, par value $0.0001 per share (the “Juno Shares”), at a purchase price of $87.00 per Juno Share, net to the seller in cash, subject to reduction for any applicable withholding taxes (the “Offer Price”). Following the completion of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into Juno, with Juno surviving as a wholly-owned subsidiary of Celgene, pursuant to the procedures provided for under Section 251(h) of the Delaware General Corporation Law without any stockholder approvals (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding Juno Share, other than any shares owned by (i) Juno (or held in its treasury), (ii) Celgene, Purchaser, or any other direct or indirect wholly owned subsidiary of Celgene, or (iii) any stockholders who are entitled to and who properly exercise and perfect appraisal rights under Delaware law (and have neither withdrawn nor lost their rights), will be automatically converted into the right to receive an amount in cash equal to the Offer Price, without interest. The Juno Board of Directors (the “Juno Board”) has, by unanimous vote of those directors present, approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms of the Merger Agreement, each outstanding unvested Juno stock option (“Option”), each outstanding award of Juno time-based restricted stock units (“RSUs”), and each outstanding award of Juno time-based restricted stock awards (“RSAs”), (i) if granted twelve (12) months or more prior to the Effective Time, will become vested pursuant to their respective terms or, if greater, with respect to 25% of the total number of Juno Shares subject to such award, (ii) if granted following the date of the Merger Agreement but prior to the Effective Time, will become vested pursuant to their respective terms or, if greater, with respect to 25% of the total number of Juno Shares subject to such award (the “Pre-Closing Non-Performance Awards”), or (iii) if granted less than twelve (12) months prior to the Effective Time (other than the Pre-Closing Non-Performance Awards), will become vested pursuant to their respective terms or, if greater, with respect to that number of Juno Shares subject thereto, such that, following such vesting, the award will be unvested with respect to that number of Juno Shares which would have become vested and resulted in the award being 100% vested had the holder of the award remained continuously employed for an additional twenty-four months following the Effective Time; provided, that, with respect to any awards referred to in subsections (i) and (iii) above, if, as of the 24-month anniversary of the Effective Time, any portion of such awards remains unvested, such unvested portion will become immediately vested on such 24-month anniversary date, provided that the employee has remained employed through such 24-month anniversary date. All such awards that become vested or that are otherwise vested as of immediately prior to the Offer Acceptance Time (as defined in the Merger Agreement) will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the number of Juno Shares subject to such vested award and (ii) the Offer Price (reduced by the applicable exercise price in the case of Juno options).

The Merger Agreement provides that Options, RSUs and RSAs that are outstanding immediately prior to the Offer Acceptance Time but unvested after giving effect to the vesting acceleration described above will be assumed by Celgene and will be subject to the same terms and conditions (except with respect to the vesting schedule), as applied to each such equity-based award immediately prior to the Effective Time, provided that the number of shares subject to such equity-based awards (and the exercise price in the case of the Options) will be adjusted based on the “Exchange Ratio.” The “Exchange Ratio” means an amount equal to the quotient obtained by dividing (i) the Offer Price, by (ii) the volume weighted average price per share of Celgene’s common stock on the Nasdaq Stock Market for the fifteen consecutive trading days ending on the complete trading day immediately prior to the Offer Acceptance Time.

The Merger Agreement also provides that all Juno performance-based restricted stock units (“PSUs”) and all Juno performance-based restricted stock awards (“PSAs”) will vest as to 50% of the total number of PSUs or PSAs (as applicable) subject to such awards, and such vested portion will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) such 50% vested portion of the award, and (ii) the Offer Price. The remaining 50% of the PSUs and PSAs will be assumed by Celgene and will be subject to the same terms and conditions as were applicable to such awards immediately prior to the Offer Acceptance Time, provided that the number of shares subject to such equity-based awards (and the exercise price in the case of the Options) will be adjusted based on the Exchange Ratio, except that (i) 60% of such remaining award will vest on the one-year anniversary of the Effective Time and (ii) 40% of such remaining award will vest on the earlier of (A) the second anniversary of the Effective Time and (B) the first approval by the FDA of JCAR017.

Purchaser’s obligation to purchase Juno Shares validly tendered and not withdrawn pursuant to the Offer is subject to the satisfaction or waiver of customary closing conditions, including (i) that the number of Juno Shares validly tendered and not withdrawn in accordance with the terms of the Offer, together with Juno Shares then owned by Celgene, Purchaser and their respective direct and indirect wholly-owned subsidiaries, represents at least a majority of all then outstanding Juno Shares (not including Juno Shares tendered pursuant to guaranteed delivery procedures unless and until such Juno Shares are actually “received” in accordance with the terms of the Offer), (ii) Juno’s material compliance with its covenants and agreements contained in the Merger Agreement, (iii) there not having been a material adverse effect on Juno following the execution of the Merger Agreement, (iv) the expiration or termination of any waiting period (and extensions thereof) applicable to the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) the absence of any law or order by any governmental authority that would make illegal or otherwise prohibit the acquisition of the Juno Shares pursuant to the Offer or the Merger, (vi) the accuracy of the representations and warranties of Juno contained in the Merger Agreement (subject to certain materiality and material adverse effect standards) and (vii) other customary conditions.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants obligating Juno to continue to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing (the “Pre-Closing Period”) and obligating Celgene and Juno to use reasonable best efforts to obtain required government approvals.

The Merger Agreement also includes covenants requiring Juno not to solicit, or engage in discussions with third parties relating to alternative acquisition proposals during the Pre-Closing Period, subject to certain exceptions consistent with fulfillment of certain fiduciary requirements of the Juno Board and, subject to certain exceptions, not to withdraw or withhold (or modify or qualify in a manner adverse to Celgene) the recommendation of the Juno Board that Juno stockholders tender their Juno Shares to Purchaser pursuant to the Offer.

The Merger Agreement contains certain termination rights, including the right of either party to terminate the Merger Agreement if the Offer is not consummated on or before July 23, 2018 (subject to extension in certain circumstances), the right of Juno to terminate the Merger Agreement to accept a superior proposal for an alternative acquisition transaction (so long as Juno complies with certain notice and other requirements under the Merger Agreement) and the right of Celgene to terminate due to a change of recommendation by the Juno Board. Upon termination of the Merger Agreement by Juno or Celgene upon specified conditions, a termination fee of $300 million may be payable by Juno to Celgene. The Merger Agreement also provides that Celgene will be required to pay Juno a reverse termination fee of $600 million in the event that the Merger Agreement is terminated in certain circumstances where the conditions to the Offer related to approvals under the HSR Act have not been satisfied.

The Merger Agreement and the above description thereof have been included to provide investors and stockholders with information regarding the terms of the agreement. They are not intended to provide any other factual information about Juno or Celgene or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Juno’ or Celgene’s public disclosures. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Juno or Celgene and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing descriptions of the Merger Agreement are not complete and are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

Notice to Investors and Security Holders

The Offer referred to in this Current Report on Form 8-K has not yet commenced. This filing, the attached exhibits and the description contained in this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy the Juno Shares will be made only pursuant to a Tender Offer Statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Celgene and Purchaser intend to file with the SEC. In addition, Juno will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer and a Transaction Statement on Schedule 13E-3 with respect to the transaction contemplated by the Merger Agreement. The Tender Offer Statement (including an offer to purchase, a related letter of transmittal and other offer documents), the Solicitation/Recommendation Statement and the Transaction Statement will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. Additionally, Juno, Celgene and Purchaser will file other relevant materials in connection with the proposed acquisition of Juno by Celgene pursuant to the terms of the Merger Agreement. Juno, Celgene and Purchaser intend to mail these documents to the stockholders of Juno. All of the tender offer materials (and all other materials filed by Juno with the SEC) will also be available free of charge from the SEC through its website at www.sec.gov. INVESTORS AND STOCKHOLDERS OF JUNO ARE ADVISED TO READ THE SCHEDULE TO, THE SCHEDULE 14D-9 AND THE SCHEDULE 13E-3, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF JUNO, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER, MERGER OR WHETHER TO TENDER THEIR JUNO SHARES PURSUANT TO THE OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER) AND THE PARTIES THERETO.

Forward-Looking Statements

Certain statements in this communication, other than historical facts, are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of Juno by Celgene and Purchaser. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These statements reflect Juno’s current views concerning future events, including the planned completion of the Offer and the Merger, and are based on a number of assumptions that could ultimately prove inaccurate. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to Juno’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of Juno. Among others, the following factors could cause actual results to differ materially from those set forth in the forward-looking statements: (i) uncertainties as to the timing of the Offer and the Merger, (ii) uncertainties as to how many Juno stockholders will tender their Juno Shares in the Offer, (iii) the possibility that competing offers will be made, (iv) the possibility that various closing conditions for the transaction may not be satisfied or waived, (v) the risk that the Merger Agreement may be terminated in circumstances requiring Juno to pay a termination fee, (vi) risks related to obtaining the requisite consents to the Offer and the Merger, including, without limitation, the risk that a regulatory approval that may be required for the proposed transaction, including under the HSR Act and from the Federal Trade Commission (FTC), is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (vii) the possibility that the transaction may not be timely completed, if at all, (viii) the risk that, prior to the completion of the transaction, if at all, Juno’s business and its relationships with employees, collaborators, vendors and other business partners may experience significant disruption due to transaction-related uncertainty, (ix) the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability, and (x) the risks and uncertainties pertaining to Juno’s business, including those detailed under “Risk Factors” and elsewhere in Juno’s public periodic filings with the SEC, as well as the tender offer materials to be filed by Celgene and Purchaser and the Solicitation/Recommendation Statement to be filed by Juno in connection with the Offer. Other factors that could cause actual results to differ materially include those set forth in Juno’s SEC reports, including, without limitation, the risks described in Juno’s Annual Report on Form 10-K for its fiscal year ended December 31, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Juno undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 21, 2018, by and among Juno Therapeutics Inc., Celgene Corporation and Blue Magpie Corporation.*

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Juno will furnish copies of such schedules to the SEC upon request; provided, however, that Juno may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juno Therapeutics, Inc.

By:	/s/ Bernard J. Cassidy
Bernard J. Cassidy
General Counsel and
Corporate Secretary

Date: January 22, 2018